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[GRAPHIC APPEARS HERE]        Lincoln ChoicePlus Momentum Income/SM/ Option          The Lincoln National Life
                                      Variable Annuity Application                       Insurance Company
                                                                                        Fort Wayne, Indiana
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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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1    Contract Owner  Employer
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Full legal name                                                       Social Security number/TIN

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Street address (If PO Box, physical street address required)          Telephone number
---------------------------------------------------------------       Employer/Contract Owner is beneficiary of
City                   State                            ZIP           contract. Employer/ Contract Owner is
                                                                      beneficiary of Account Value Death Benefit.

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2a   Annuitant
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Full legal name                                                       Social Security number

                                                                                       [ ] Male    [ ] Female
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Street address                                                        Date of birth

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City                   State                            ZIP

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2b   Secondary Life  Complete only if joint payout is elected.
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---------------------------------------------------------------       -------------------------------------------
Full legal name                                                       Social Securitynumber

                                                                                       [ ] Male    [ ] Female
                                                                                       [ ] Spouse  [ ] Non-spouse
---------------------------------------------------------------       -------------------------------------------
Street address                                                        Date of birth
---------------------------------------------------------------
City                   State                            ZIP

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3    Suitability
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Objective: [ ] Income to Deferred Comp Plan Participant  [ ] Other _____
Does the annuity meet your financial objectives and anticipated needs?            [ ] Yes     [ ] No
[ ] I understand that the sales representative must inquire about my financial status for the purpose of determining the suitability of this sale; however, I do not wish to answer these questions.

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4    Benefit Options
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A.   Access Period
     Select one:
     [ ] 10 years  [ ] 20 years [ ] _____ year Access Period (must have Home Office approval)

B.   Income Options

     Payment frequency:        [ ] Monthly       [ ] Quarterly   [ ] Semi-annually   [ ] Annually
     Assumed interest rates:   [ ] 3%            [ ] 4%          [ ] 5%              [ ] 6%
     Payment method:           [ ] Standard/1/                   [ ] LevelPay/2/
     Once selected, these items cannot be changed.

Default options:  Payment frequency monthly
                  Assumed interest rate - 4%
                  Payment method - Standard

Guaranteed Income Benefit: Yes [ ] No [ ]  (If you choose yes, you must select a minimum of 15 years for the access period in part A of this section.)

The assumed interest rate for the Guaranteed Income Benefit is 3%

/1/     Standard = payments will fluctuate each month based on fund performance.

/2/     LevelPay = payments are set annually and will fluctuate annually based on fund performance.
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5    Allocation (This section must be completed.)
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 Initial minimums: $100,000

 If no allocations are specified in Section 5, the entire amount will be allocated to the Lincoln VIP Money Market Fund pending instructions from the contract owner.

a. Please allocate my contribution of: $ _______________ (please provide an approximate amount.)
b. [ ] These funds are coming from an existing Lincoln National Policy (i.e. loan or partial surrender to purchase this contract.)

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INTO THE FUND(S) BELOW Use whole percentages
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______ % Delaware VIP Capital Reserves Series
______ % Delaware VIP Diversified Income
______ % Delaware VIP Emerging Markets Series
______ % Delaware VIP High Yield Series
______ % Delaware VIP REIT Series
______ % Delaware VIP Small Cap Value Series
______ % Delaware VIP Trend Series
______ % Delaware VIP Value Series
______ % AllianceBernstein Global Technology Portfolio
______ % AllianceBernstein Growth and Income Portfolio
______ % AllianceBernstein Small/Mid Cap Value Portfolio
______ % American Century VP Inflation Protection
______ % American Funds Global Growth Fund
______ % American Funds Global Small Capitalization Fund
______ % American Funds Growth Fund
______ % American Funds Growth-Income Fund
______ % American Funds International Fund
______ % Fidelity VIP Contrafund Portfolio
______ % Fidelity VIP Growth Portfolio
______ % Fidelity VIP Mid Cap Portfolio
______ % Fidelity VIP Overseas Portfolio
______ % FTVIPT Franklin Small Cap Fund
______ % FTVIPT Templeton Global Income Securities Fund
______ % FTVIPT Templeton Growth Securities Fund
______ % Lincoln VIP Aggressive Growth Fund
______ % Lincoln VIP Aggressive Strategy Fund
______ % Lincoln VIP Balanced Strategy Fund
______ % Lincoln VIP Blue Chip Fund
______ % Lincoln VIP Bond Fund
______ % Lincoln VIP Capital Appreciation Fund
______ % Lincoln VIP Conservative Strategy Fund
______ % Lincoln VIP Equity-Income Fund
______ % Lincoln VIP Global Asset Allocation Fund
______ % Lincoln VIP Growth and Income Fund
______ % Lincoln VIP Growth Fund
______ % Lincoln VIP Growth Opportunities Fund
______ % Lincoln VIP International Fund
______ % Lincoln VIP Moderate Strategy Fund
______ % Lincoln VIP Money Market Fund
______ % Lincoln VIP Social Awareness Fund
______ % MFS Total Return Series
______ % MFS Utilities Series
______ % M Fund, Inc. Brandes International Equity Fund
______ % M Fund, Inc. Business Opportunity Value Fund
______ % M Fund, Inc. Frontier Capital Appreciation Fund
______ % M Fund, Inc. Turner Core Growth Fund
______ % Neuberger Berman AMT Mid-Cap Growth Portfolio
______ % Neuberger Berman AMT Regency Portfolio
______ % Scudder VIT Equity 500 Index
______ % Scudder VIT Small Cap Index
______ % Fixed Account: ______ year(s) (1-10)
______ % Total (must = 100%)

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6    Corporate/Contract Owner Account Information
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a.   Name of Corporation's Financial Institution:
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b.   Phone Number of Corporation's Financial Institution:
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c.   Corporation's Account Number:
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d.   Corporation's ABA/Transit Routing Number:
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7    Telephone/Internet Authorization (Check box if this option is desired.)
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[ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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8    Replacement
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Does the applicant have any existing life policies or annuity contracts?               [ ] Yes     [ ] No
Will the proposed contract replace any portion of an existing  annuity or life
insurance product?                                                                     [ ] Yes     [ ] No
Are the proceeds to fund this contract being funded by a cash value withdrawal or
loan from an existing annuity or life insurance policy?                                [ ] Yes     [ ] No

(Attach a state replacement form if required by the state in which the application is signed.)

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Company name

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Plan name                                                   Year issued

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     Fraud Warning
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Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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9    Signatures
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All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Momentum IncomeSM Option and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

By signing below, you certify that you:
..    Understand that additional withdrawals or surrendering the contract may occur only during the access period and may have adverse tax consequences. Please consult your tax advisor.
..    Agree that all information provided on this form is accurate.

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Signed at (city)                   State

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Signature of Contract Owner                                 Date

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Signed at (city)                   State

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                     FINANCIAL ADVISOR MUST COMPLETE PAGE 4.
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES
DEALER. Please type or print.
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10   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
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ELECT ONE: [ ] No [ ] Yes   If yes, please list the insurance in force on
 the life of the proposed Contract Owner(s) and Annuitant(s): (Attach a state replacement form if required by the state in which the application was signed.)

                                                                 $
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Company name                                Year issued          Amount

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11   Additional Remarks
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12   Dealer Information   Note: Licensing appointment with Lincoln Life is
                                required for this application to be processed.
                                If more than one representative, please indicate
                                names and percentages in Section 11.
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------------------------------------------------ [ | | ] [ | | ]-[ | | | ]
Registered representative's name (print as       Registered representative's telephone number
(print as it appears on NASD licensing)

------------------------------------------------ [ | | ]-[ | ]-[ | | | ]
Client account number at dealer (if applicable)  Registered representative's SSN


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Dealer's name

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Branch address                     City             State            ZIP

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Branch number                      Registered representative number

[ ] CHECK IF BROKER CHANGE OF ADDRESS

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13   Registered Representative's Signature
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The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

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Signature

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                              Send completed application -- with a check made
                              payable to Lincoln Life -- to your investment dealer's home office or to:

                                                           Express Mail:
[LINCOLN ChoicePlus(SM)]      Lincoln Life                 Lincoln Life
                              P.O. Box 2348                Attention: ChoicePlus Operations
                              Fort Wayne, IN 46801-2348    1300 South Clinton Street
                                                           Fort Wayne, IN 46802

                              If you have any questions regarding this application, please call Lincoln Life at 800 826-6848 extension 4800
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